                                                                    EX. 12(b)(i)

                                 CERTIFICATIONS



I, Carl G. Verboncoeur, President of Rydex ETF Trust (the "Trust"), certify that:

         1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.



Dated: June 21, 2006

                                              /s/ Carl G. Verboncoeur
                                              --------------------------------
                                              Carl G. Verboncoeur,
                                              President

                                                                   EX. 12(b)(ii)

                                 CERTIFICATIONS



I, Nick Bonos, Treasurer of Rydex ETF Trust (the "Trust"), certify that:

         1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.



A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.



Dated: June 21, 2006

                                         /s/ Nick Bonos
                                         --------------------------------
                                         Nick Bonos,
                                         Vice President and Treasurer

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        Rydex ETF Trust
            --------------------------------------------------------------------

By (Signature and Title)*   /s/ Carl G. Verboncoeur
                       ---------------------------------------------------------
                            Carl G. Verboncoeur, President

Date     June 21, 2006
    ----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Carl G. Verboncoeur
                         -------------------------------------------------------
                            Carl G. Verboncoeur, President

Date     June 21, 2006
    ----------------------------------------------------------------------------

By (Signature and Title)*   /s/ Nick Bonos
                         -------------------------------------------------------
                            Nick Bonos, Vice President and Treasurer

Date     June 21, 2006
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.